TCBI Q2 2013 Earnings Exhibit 99.2

Certain matters discussed on this call may contain forward-looking statements, which are subject to risks and uncertainties and are based on Texas Capital’s current estimates or expectations of future events or future results. Texas
Capital is under no obligation, and expressly disclaims such obligation, to update, alter or revise its forward-looking statements, whether as a result of new information, future events or otherwise. A number of factors, many of which are beyond Texas Capital’s control, could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. These risks and uncertainties include the risk of adverse impacts from general economic conditions, competition, interest rate sensitivity and exposure to regulatory and legislative changes. These and other factors that could cause results to differ materially from those described in the forward-looking statements can be found in the prospectus supplements, the Annual Report on Form 10-K and other filings made by Texas Capital with the Securities and Exchange Commission (SEC).

Opening Remarks
•
Strong continued core earnings growth, with increased provision as a result of record growth in LHI
•
Required charge related to announced organizational change in Q2-2013
•
Continued improvement in NPAs
•
Strong growth in deposits, specifically DDAs
•
LHS levels increased on a linked quarter basis; continuing to take advantage of market demand with expectations for modest growth for 2013

Financial Review
Net Income and EPS
–
Decrease in net income and EPS compared to Q1-2013 and Q2-2012, mainly as a result of the increased provision for growth, $.06 full quarter of preferred stock dividend, and charge related to organizational change
Operating Leverage, Core Earnings Power & NIM
–
Net Revenue
•
3% increase from Q1-2013
•
11% growth from Q2-2012
–
Exceptional growth in LHI average balances
•
Growth of 5% from Q1-2013
•
Growth of 20% from Q2-2012
–
Margin declined 8 bps from Q1-2013 to 4.19%
•
Strong LHI levels with favorable spreads; yields down only slightly
•
Improved funding profile at reduced cost from growth in DDA and total deposits
•
Increased levels in LHS with reduction in spreads, with strong growth from Q2-2012 and above 2012 average; yields expected to increase in Q3-2013
–
Increased provision for loan losses directly related to record quarterly growth in LHI of $591 million
–
$9.9 million of notable charges in non-interest expense in Q2-13
•
$7.7 million ($0.12 per share) related to organizational change, most related to future performance
•
Assumptions about potential expense required to be estimated in Q2-2013
•
$2.2 million related to probability of achieving performance targets calculated using current stock price
•
Highly variable and aligned with shareholder interests

Financial Review
Loan Growth
–
Broad-based growth in LHI
•
Record quarterly growth of $591 million, or 9%, from Q1-2013
•
Period end balance $358 million over average balance for the quarter
•
Averages increased 5% from Q1-2013 and 20% from Q2-2012
–
Average LHS balances up 2% from Q1-2013 and 17% from Q2-2012
Funding
–
Funding profile improved with exceptional DDA and total deposit growth
•
Average  DDA increased 15% from Q1-2013 and 56% from Q2-2012
•
Total average deposits increased 7% from Q1-2013 and 29% from Q2-2012
–
LHS match funded with borrowings and deposits, producing excellent spreads for highly liquid, short-
duration earning assets
Credit Costs
–
Total credit costs of $7.4 million for Q2-2013
–
Favorable trend in NPA ratio with $6.3 million (11%) decrease from Q1-13, including OREO reduction of
$1.4 million (10%)

Results remained well above industry trends in mortgage origination and warehouse
•
Provision of $7.0 million compared to $2.0 million in Q1-2013, with increase related to LHI growth
OREO valuation cost of $382,000 compared to $71,000 in Q1-2013 and $3.1 million in Q2-2012
NCOs of $2.4 million (13 bps) compared to $1.2 million (7 bps) in Q1-2013 and 4 bps for Q2-2012
•
•
•

Review of Mortgage Finance
Highly profitable, sustainable business with favorable earning asset and funding profile
–
Strong position nationally with focus on large regional, privately owned mortgage companies; consistent with middle market position
–
Asset generated characterized by exceptional yield, asset quality, liquidity and risk profile
–
Increased market share, now benefitting from focus on purchase money mortgages
–
Near perfect asset class in low rate environment with minimal risk
•
Reduction in yield and NIM, tracking national mortgage rates
•
Portfolio positioned to produce higher yields in Q3-2013
•
Excellent results from growth and operating leverage
–
$2.7 billion business (before participations); modest growth from Q1-2013 and consistent with expectations and ahead of average for 2012
–
Funding provided by $1.1 billion in deposits with balance supported by borrowed funds
LHS represents 25% of average total loans with similar contribution to PTPP Income for YTD 2013
–
Return on allocated equity comparable to other lines of business
–
At 100% Risk Weight, Company allocating capital with after-tax cost of <5% compared to ROIC >20%
–
Contrast with ownership of securities compelling in terms of earnings profile and long term risk characteristics
•
Lower NIM in current rate environment
•
No credit costs
•
Increased costs with employed approach but risk mitigated
•
Excellent operating leverage when volumes are high

Income Statement - Quarterly

(1)  Excludes OREO valuation charge
Q2-13 Q1-13 Q4-12 Q3-12 Q2-12
Net interest income
$  101,220 $   98,042 $ 101,155 $   96,855 $   90,640
Non-interest income
11,128 11,281 12,836 10,552 10,462
Net revenue
112,348 109,323 113,991 107,407 101,102
Provision for credit losses
7,000 2,000 4,500 3,000 1,000
382 71 955 64 3,123
Total provision  and OREO valuation 7,382 2,071 5,455 3,064 4,123
Non-interest expense
68,352 55,629 59,119 53,457 50,850
Income before income taxes
36,614 51,623 49,417 50,886 46,129
Income tax expense
12,542 18,479 17,982 18,316 16,506
Net income
24,072 33,144 31,435 32,570 29,623
Preferred stock dividends
2,438 81 – – –
Net income available to common shareholders
$   21,634 $   33,063 $   31,435 $   32,570 $   29,623
Diluted EPS
$         .52 $         .80 $         .76 $         .80 $         .76
Net interest margin
4.19% 4.27% 4.27% 4.36% 4.49%
ROA
0.95% 1.38% 1.27% 1.40% 1.40%
ROE
9.94% 15.82% 15.35% 17.27% 18.08%
Efficiency (1)
60.8% 50.9% 51.9% 49.8% 50.3%
OREO valuation and write-down expense

QTD Average Balances, Yields and Rates

(in thousands) Q2 2013 Q1 2013 Q2 2012
Avg. Bal. Yield Rate Avg. Bal. Yield Rate Avg. Bal. Yield Rate
Assets
Securities $      78,906 4.42% $    93,394 4.57% $118,440 4.55%
Fed funds sold & liquidity investments 145,625 .20% 103,503 .23% 68,493 .31%
Loans held for sale 2,406,246 3.74% 2,362,646 3.89% 2,062,449 4.11%
Loans held for investment 7,152,323 4.71% 6,842,766 4.77% 5,950,913 4.95%
Total loans, net of reserve 9,483,563 4.50% 9,130,970 4.58% 7,941,583 4.78%
Total earning assets 9,708,094 4.44% 9,327,867 4.53% 8,128,516 4.73%
Total assets $10,110,992 $9,729,559 $8,522,602
Liabilities and Stockholders’ Equity
Total interest bearing deposits $  5,130,200 .25% $4,988,788 .26% $4,388,120 .32%
Other borrowings 727,158 .20% 1,041,573 .17% 1,428,575 .21%
Subordinated notes 111,000 6.61% 111,000 6.68% – –
Long-term debt 113,406 2.24% 113,406 2.27% 113,406 2.44%
Total interest bearing liabilities 6,081,764 .40% 6,254,767 .40% 5,930,101 .33%
Demand deposits 2,914,341 2,529,927 1,864,456
Stockholders’ equity 1,023,279 854,327 658,969
Total liabilities and stockholders’ equity $10,110,992 .24% $9,729,559 .26% $8,522,602 .23%
Net interest margin 4.19% 4.27% 4.49%

Financial Summary

(in thousands)
QTD Averages
Q2 2013 Q1 2013 Q2 2012
Q2/Q1%
Change
YOY %
Change
Total assets $10,110,992 $9,729,559 $8,522,602 4% 19%
Loans held for investment 7,152,323 6,842,766 5,950,913 5% 20%
Loans held for sale 2,406,246 2,362,646 2,062,449 2% 17%
Total loans 9,558,569 9,205,412 8,013,362 4% 19%
Securities 78,906 93,394 118,440 (16)% (33)%
Demand deposits 2,914,341 2,529,927 1,864,456 15% 56%
Total deposits 8,044,541 7,518,715 6,252,576 7% 29%
Stockholders’ equity 1,023,279 854,327 658,969 20% 55%

Financial Summary

(in thousands)
Period End
Q2 2013 Q1 2013 Q2 2012
Q2/Q1%
Change
YOY %
Change
Total assets $10,977,990 $10,020,565 $9,144,360 10% 20%
Loans held for investment 7,510,662 6,920,011 6,234,692 9% 20%
Loans held for sale 2,838,234 2,577,830 2,408,032 10% 18%
Total loans 10,348,896 9,497,841 8,642,724 9% 20%
Securities 75,861 87,527 114,964 (13)% (34)%
Demand deposits 2,928,735 2,628,446 2,019,473 11% 45%
Total deposits 7,980,598 7,745,831 6,660,290 3% 20%
Stockholders’ equity 1,034,955 1,013,195 680,705 2% 52%

Revenue and Income Growth
($ in thousands)

Note: Excludes OREO valuation charge for YTD 2013, 2012, 2011 and 2010. YTD Q2
2013 data is annualized.
Operating Revenue CAGR: 23%
Net Interest Income CAGR: 24%
Non-interest Income CAGR: 17%
Non-interest Expense CAGR: 20%
Net Income CAGR: 40%
$174,207
$225,951
$273,937
$335,169
$419,919
$443,342
109,651
137,733
154,985
181,403
212,961
247,904
0
50,000
100,000
150,000
200,000
250,000
300,000
350,000
400,000
450,000
500,000
2008 2009 2010 2011 2012 YTD Q2 2013
Non-interest Income Net Interest Income Non-interest Expense

EPS Growth
2008
2009^ 2010 2011 2012
5 Year EPS CAGR: 27%
Q2-2013
^Excludes $.15 effect of preferred TARP dividend during 2009. Reported EPS was $0.56.
$0.89
$0.71
$1.00
$1.99
3.01
$1.31
$0.00
$0.50
$1.00
$1.50
$2.00
$2.50
$3.00
$3.50

Deposit and Loan Growth
($ in millions)

$3,333
$4,121
$5,455
$5,556
$7,441
$7,981
$4,028
$4,457
$4,711
$5,572
$6,786
$7,511
0
1,000
2,000
3,000
4,000
5,000
6,000
7,000
8,000
9,000
2008 2009 2010 2011 2012 Q2 2013
Demand Deposits Interest Bearing Deposits Loans HFI
Demand Deposit CAGR: 43%
Total Deposit CAGR: 21%
Loans Held for Investment CAGR: 15%

Business Assets
29%
Energy
8%
Highly Liquid
Assets
2%
Loans held for
sale
28%
Other Assets
3%
Comml. R/E Mkt.
Risk
17%
Residential R/E
Mkt. Risk
6%
Owner Occupied
R/E
5%
Unsecured
2%

TEXAS CAPITAL BANCSHARES, INC.

Loan Portfolio Statistics

Non-accrual loans
Commercial $         17,577
Construction –
Real estate 20,799
Consumer 9
Equipment leases 65
Total non-accrual loans $         38,450
Non-accrual loans as % of
loans held for investment
.51%
Non-accrual loans as % of
total loans
.37%
OREO 13,053
Total Non-accruals +
OREO
$         51,503
Non-accrual loans + OREO
as % of loans held for
investment + OREO
.68%
Total Loans  $10,348,896
All numbers in thousands.
Loan Collateral by Type 6/30/13

Credit Quality
Improved Credit Trends
–
Total credit cost of $7.4 million for Q2-2013, compared to $2.1 million in Q1-2013 and $4.1 million in Q2-2012
•
Provision of $7.0 million for Q2-2013 compared to $2.0 million for Q1-2013 and $1.0 million in Q2-2012
•
Increase from Q1-2013 related to record growth, supported by maintenance of exceptional metrics
•
NCOs $2.4 million (13 bps) in Q2-2013 compared to 7 bps in Q1-2013 and 4 bps in Q2-
2012; NCO ratio of 10pbs for YTD
•
OREO valuation charge of $382,000 compared to $71,000 in Q1-2013 and $3.1 million in
Q2-2012
–
NPA ratio continues to decline
•
Reduction of $6.3 million (11%) from Q1-2013 and $32.8 million (39%) from Q2-2012
•
NPA ratio of .68% compared to .83% in Q1-2013 and 1.35% in Q2-2012
•
NPLs at $38.5 million, down $4.9 million from Q1-2013 and down $17.9 million from
Q2-2012
•
NPL ratio at .37% of total loans and .51% of LHI
•
OREO reduction of $1.4 million (10%) from Q1-2013 and $14.8 million (53%) from Q2-
2012

Credit Quality
Net Charge-offs / Average Loans
* Excludes loans held for sale.
Combined reserve /
Loans
*
1.11% 1.15% 1.31% 1.56% 1.59%
Non-accrual loans +
OREO to loans
*
+
OREO
.68% 1.06% 1.58% 3.25% 2.74%
Combined reserve to
non-accruals
2.1x 1.3x 1.3x .6x .7x
0.10%
0.10%
0.58%
1.14%
0.46%
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
1.40%
2013 2012 2011 2010 2009

Closing Comments
•
Strong core earnings power, profitability and growth to continue in 2013
•
Credit continues positive trend
•
Strong LHI pipeline and new commitments present opportunity for growth potential
•
LHS average balances to remain high with potential for modest growth with increased market share and participation program

Q&A 18